Exhibit 10.1

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Third Amendment to Loan and Security Agreement (the “Amendment”) is entered into as of July 19, 2010, by and between COMERICA BANK (“Bank”) and OPENTABLE, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of July 30, 2007 (as amended from time to time, including, without limitation, by that certain First Amendment to Loan and Security Agreement dated as of September 18, 2008, and that certain Second Amendment to Loan and Security Agreement dated as of June 23, 2009, the “Agreement”). All indebtedness owing by Borrower to Bank shall hereinafter be referred to as the “Indebtedness.” The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

AGREEMENT

I.                                         Incorporation by Reference. The Recitals and the documents referred to therein are incorporated herein by this reference. Except as otherwise noted, the terms not defined herein shall have the meaning set forth in the Agreement.

II.                                     Amendment to the Agreement. Subject to the satisfaction of the conditions precedent as set forth in Article IV hereof, the Agreement is hereby amended as set forth below.

A.                                   Section 2.5(a) of the Agreement is hereby amended and restated in its entirety to read as follows:

“2.5(a) Reserved.”

B.                                     Section 6.2(a) of the Agreement is hereby deleted in its entirety and replaced as follows:

“6.2(a) Reserved.”

C.                                     Section 6.2(d) of the Agreement is hereby deleted in its entirety and replaced as follows:

“6.2(d) Reserved.”

D.                                    Section 7.3 of the Agreement is hereby amended and restated in its entirety to read as follows:

“7.3         Mergers or Acquisitions. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with or into any other business organization (other than mergers or consolidations of a Subsidiary into another Subsidiary or into Borrower), or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person except where (i) no Event of Default has occurred, is continuing or would exist after giving effect to such transactions, (ii) such transactions do not result in a Change in Control, and (iii) Borrower is the surviving entity.”

E.                                      The following defined term in Exhibit A to the Agreement is hereby amended and restated in its entirety to read as follows:

“Revolving Maturity Date” means July 31, 2011.

F.                                      Exhibit E (Compliance Certificate) to the Agreement is hereby replaced with Exhibit E attached hereto.

III.                                 Legal Effect.

A.                                   The Agreement is hereby amended wherever necessary to reflect the changes described above. Borrower agrees that it has no defenses against the obligations to pay any amounts under the Indebtedness.

B.                                     Borrower understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Agreement and the other Loan Documents. Except as expressly modified pursuant to this Amendment, the terms of the Agreement and the other Loan Documents remain unchanged, and in full force and effect. Bank’s agreement to modifications to the existing Indebtedness pursuant to this Amendment in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Amendment shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties, all makers and endorsers of the Agreement and the other Loan Documents, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Amendment. The terms of this paragraph apply not only to this Amendment, but also to all subsequent loan modification requests.

C.                                     This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. This is an integrated Amendment and supersedes all prior negotiations and agreements regarding the subject matter hereof. All modifications hereto must be in writing and signed by the parties.

IV.                                 Conditions Precedent. Except as specifically set forth in this Amendment, all of the terms and conditions of the Agreement and the other Loan Documents remain in full force and effect. The effectiveness of this Amendment is conditioned upon receipt by Bank of:

A.                                   This Amendment, duly executed by Borrower;

B.                                     A legal fee from Borrower in the amount of $500; and

C.                                     Such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

OPENTABLE, INC.

By:	/s/ Matt Roberts
Name:	Matt Roberts
Title:	Chief Financial Officer

COMERICA BANK

By:	/s/ Kim Crosslin
Name:	Kim Crosslin
Title:	V.P.

EXHIBIT E

COMPLIANCE CERTIFICATE

Please send all Required Reporting to:	Comerica Bank
Technology & Life Sciences Division
Loan Analysis Department
250 Lytton Avenue
3rd Floor, MC 4240
Palo Alto, CA 94301
Phone: (650) 462-6060
Fax: (650) 462-6061

FROM: OpenTable, Inc.

The undersigned authorized Officer of OpenTable, Inc. (“Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement, as modified from time to time, (i) Borrower is in complete compliance for the period ending                     with all required terms and conditions, except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistent from one period to the next, except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

REPORTING COVENANTS	REQUIRED	COMPLIES

Quarterly Financial Statements	Quarterly, within 45 days	YES	NO
Compliance Certificate	Quarterly, within 45 days	YES	NO
Annual (CPA Audited)	FYE within 150 days	YES	NO
Board Approved annual projections	FYE within 30 days	YES	NO
Total amount of Borrower’s cash and investments	Amount: $	YES	NO
Total amount of Borrower’s cash and investments maintained with Bank	Amount: $	YES	NO

If Applicable
10-Q	Quarterly, within 5 days of SEC filing (50 days)	YES	NO
10-K	Annually, within 5 days of SEC filing (95 days)	YES	NO

	DESCRIPTION	APPLICABLE

Legal Action > $500,000	Notify promptly upon notice	YES	NO
Inventory Disputes > $500,000	Notify promptly upon notice	YES	NO
Cross default with other agreements >$500,000	Notify promptly upon notice	YES	NO
Judgment > $500,000	Notify promptly upon notice	YES	NO

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES

TO BE TESTED MONTHLY, UNLESS OTHERWISE NOTED:

Adjusted Quick Ratio	2.00:1.00	:1.00	YES	NO

OTHER COVENANTS	REQUIRED	ACTUAL	COMPLIES

Permitted Indebtedness for equipment leases	<$500,000		YES	NO
Permitted Investments for stock repurchase	<$500,000		YES	NO
Permitted Investments for subsidiaries	<$10,000,000 or 80% total assets		YES	NO
Permitted Investments for employee loans	<$500,000		YES	NO
Permitted Investments for joint ventures	<$500,000		YES	NO
Permitted Liens for equipment leases	<$500,000		YES	NO
Permitted Transfers	<$500,000		YES	NO

Please Enter Below Comments Regarding Covenant Violations:

On behalf of Borrower, the Officer further acknowledges that at any such time as Borrower is out of compliance with any of the terms set forth in the Loan Agreement, including, without limitation, any of the financial covenants, Borrower cannot receive any advances.

OpenTable, Inc.

Very truly yours,

BANK USE ONLY

Authorized Signer	Rec’d by:
Date:
Name:	Reviewed by:
Date:
Title:	Financial Compliance Status: YES/NO

Date: